PROMISSORY NOTE

THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED (THE "1933 ACT"), OR ANY STATE SECURITIES LAWS. THIS NOTE MAY NOT BE NEGOTIATED, SOLD, ASSIGNED OR TRANSFERRED UNLESS SUCH TRANSFER IS REGISTERED UNDER THE 1933 ACT AND APPLICABLE STATE SECURITIES LAWS, OR UNLESS SUCH TRANSFER, IN THE REASONABLE OPINION OF COUNSEL TO THE DEBTOR, IS EXEMPT FROM SUCH REGISTRATION OR IS NOT REQUIRED TO BE SO REGISTERED.

$1,365,000                    January 3, 1995

     INTERNATIONAL RECOVERY CORP., a Florida corporation (hereinafter referred to as "Debtor"), for value received, hereby promises to pay to the order of Paul H. Stebbins (hereinafter referred to as "Payee"), the principal sum of $1,365,000 which shall be payable in three (3) equal, annual installments of principal and interest, commencing on the first anniversary of the date of this Note, and continuing on the same day each year thereafter until this Note is paid in full. The principal amount outstanding shall bear interest (computed on the basis of a 360-day year of twelve 30-day months) at the annual rate of nine percent (9%). Debtor may prepay this Note, in whole or in part, at any time and from time to time without fee, premium or penalty.

     Debtor shall be in default under this Note:

     (a) If Debtor shall fail to make any payment of principal and interest due hereunder within ten (10) days after the date due;


     (b) If Debtor shall: (i) voluntarily commence any proceedings or file any petitions seeking relief under Title 11 of the United States Code or any other federal, state or foreign bankruptcy, insolvency or similar law; (ii) consent to the institution of, or fail to controvert in a timely manner, any such proceeding or the filing of any such petition; (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator or similar official for Debtor or for a substantial part of its property;
(iv) file an answer admitting the material allegations of a petition filed against it in any such proceedings; or (v) make a general assignment for the benefit of creditors; or

     (c) If an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking relief in respect to Debtor, or a substantial part of its property, under Title 11 of the United States Code or any other federal, state, or foreign bankruptcy, insolvency or similar law, and such proceeding or petition shall continue undismissed for 90 days.

     In the event Debtor shall be in default under this Note, then, at the option of Payee, the entire unpaid principal balance of this Note, together with accrued interest thereon, may be declared, and thereupon immediately shall become, due and payable. While in default, such unpaid principal and interest shall bear interest at the rate of twelve percent (12%) per year. In the event of default, Payee shall be entitled to recover all the costs of collection of this Note, including reasonable attorney's fees and court costs.

     This Note has been issued pursuant to an Acquisition Agreement, dated December 9, 1994, among Debtor, Payee and others (the "Acquisition Agreement"), which agreement is incorporated herein by this reference. Unless otherwise defined in this Note, capitalized terms used herein will have the meanings assigned to them in the Acquisition Agreement. Notwithstanding anything to the contrary contained in this Note, Debtor shall have the right to offset, against any and all amounts payable under this Note, any Indemnified Losses incurred or sustained by an Indemnitee in accordance with the indemnification and contribution provisions set forth in Section 9 of the Acquisition Agreement. To the extent of any such offset, the principal amount outstanding under this Note shall be reduced, and interest as stated herein shall accrue from the date of such offset only on the principal balance as so reduced.

     Debtor waives presentment, protest, demand, and diligence in collection, and notice of protest, presentment, demand, dishonor and non-payment in connection with this Note. This Note is to be construed in accordance with the laws of the State of Florida.

     THE DEBTOR HEREBY, AND THE PAYEE BY ITS ACCEPTANCE OF THIS NOTE, KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT ANY OF THEM MAY HAVE TO TRIAL BY JURY WITH RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE, ANY GUARANTEE SIGNED IN CONNECTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (VERBAL OR WRITTEN) OR ACTION OF ANY PARTY HERETO. THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE PAYEE MAKING THE LOAN EVIDENCED BY THIS NOTE.

     IN WITNESS WHEREOF, Debtor has caused this Note to be executed in Wilmington, Delaware, on its behalf by its duly authorized officer on the day and year first above written.

                                        INTERNATIONAL RECOVERY CORP.,
                                        a Florida corporation

                                        By:  /s/ Jerrold Blair
                                            --------------------------
                                            Jerrold Blair, President

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